UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  200549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 16, 2005

New Horizons Worldwide, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17840	22-2941704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 S. State College Blvd., Suite 200, Anaheim, CA		92806
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(714) 940-8000

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01                                             Regulation FD Disclosure.

On March 16, 2005, New Horizons Worldwide, Inc. (the “Company”) issued a press release announcing that it will delay filing its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 with the Securities and Exchange Commission because additional time is needed prepare the Company’s consolidated financial statements for the year ended December 31, 2004, as well as management’s annual report on internal control over financial reporting.  A copy of the press release regarding the delayed filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 with the Securities and Exchange Commission is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The press release furnished with this Current Report on Form 8-K provides detail not included in previously issued reports and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)                        Exhibits.

Exhibit No.	Description
99.1	Press Release of New Horizons Worldwide, Inc., dated March 16, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HORIZONS WORLDWIDE, INC.

Date	March 16, 2005
		By	/s/Jeffrey S. Cartwright
Jeffrey S. Cartwright
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of New Horizons Worldwide, Inc., dated March 16, 2005